                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 22

VMO SAR 6/98

                             LETTER TO SHAREHOLDERS

May 22, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We
are pleased that you selected our Trust
as a vehicle to provide the potential                 [PHOTO]
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are
generally free from federal income       DENNIS J. MCDONNELL AND DON G. POWELL
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC REVIEW

    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.

MARKET OVERVIEW

    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.
    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as

                                                           Continued on page two
foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of April 30, 1998*

AAA................   56.0%
AA.................   14.3%
A..................   15.0%
BBB................   14.7%


*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated securities. Under current market conditions, we believe the yield spread between higher-rated and lower-rated securities does not adequately compensate the investor for the additional credit risk of the lower-rated security. Also, high-quality bonds generally have performed better than lower-quality holdings when interest rates are falling, which was the case for most of the reporting period. We decreased our holdings of BBB-rated bonds in favor of higher-quality securities, given the relative attractiveness of high quality paper when yield spreads are tight.
    Overall, new acquisitions were limited because current market yields were below the average yield of bonds in the Trust, and the portfolio was already well protected against imminent calls and reinvestment risk. In addition, the duration of the Trust, which is a

                                                         Continued on page three
measure of its sensitivity to changing interest rates, matched the duration of its benchmark index. As of April 30, the duration of the Trust was 7.75 years compared with 7.76 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.
    In making purchases, we emphasized current coupon par bonds, priced at their face value. These purchases helped maintain the Trust's dividend. We favored housing bonds because of their high yields and potential to appreciate. In addition, we bought some zero coupon bonds priced at deep discounts, and then sold the bonds after they posted price gains.

TOP FIVE PORTFOLIO INDUSTRY SECTORS AS OF APRIL 30, 1998*

     General Purpose................... 17.0%
     Single-Family Housing............. 12.6%
     Wholesale Electric................ 12.5%
     Health Care....................... 10.2%
     Airport............................ 9.1%

     *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of 6.73 percent(1). This reflects a gain in market price per common share from $15.0625 on October 31, 1997, to $15.6250 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.76 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.00 percent(4) on a taxable investment for investors in the 36 percent federal income tax bracket. Please refer to the chart on page seven for additional performance numbers.

                                                          Continued on page four

                           [DIVIDEND HISTORY GRAPH]

Six-month Dividend History
For the Period Ended April 30, 1998

                           Distribution per Common Share
Nov 1997............................ $.075
Dec 1997............................ $.075
Jan 1998............................ $.075
Feb 1998............................ $.075
Mar 1998............................ $.075
Apr 1998............................ $.075


The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

     We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares, which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

            VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST
                           (NYSE TICKER SYMBOL--VMO)

COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)..........     6.73%
Six-month total return based on NAV(2)...................     3.00%

DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3).................................................     5.76%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)....................................     9.00%

SHARE VALUATIONS

Net asset value..........................................  $  17.02
Closing common stock price...............................  $ 15.625
Six-month high common stock price (03/02/98).............  $16.1875
Six-month low common stock price (11/17/98)..............  $ 15.000
Preferred share (Series A) rate(5).......................    3.750%
Preferred share (Series B) rate(5).......................    3.580%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
(000)     Description                                      Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  100.7%
          ALABAMA  0.5%
$ 2,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg................      6.950%  01/01/20  $  2,219,760
                                                                                 ------------
          CALIFORNIA  5.9%
  1,510   California Hsg Fin Agy Rev Home Mtg Ser B1.....      6.300   08/01/08     1,605,583
  2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (AMBAC Insd).............      6.000   07/01/27     2,099,500
  1,110   California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA Collateralized).....      7.800   02/01/28     1,257,908
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
          (MBIA Insd)....................................          *   09/01/17     1,815,700
  4,000   Foothill/Eastern Tran Agy Conv Cap Apprec Lien
          Ser A (c)......................................    0/7.050   01/01/10     3,035,320
  5,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)..........................................      6.000   07/01/06     5,479,000
  5,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA
          Insd)..........................................      6.000   07/01/08     5,539,500
  3,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)..........................................      6.000   06/01/08     3,300,150
                                                                                 ------------
                                                                                   24,132,661
                                                                                 ------------
          COLORADO  6.6%
  2,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)......      7.000   08/31/26     2,355,960
  1,000   Castle Rock, CO Multi-Family Rev Hsg Pines at
          Castle Rock Ser A (FSA Insd)...................      6.100   12/01/16     1,042,670
  1,500   Colorado Hsg Fin Auth Multi-Family Hsg Ins Mtg
          Ser B2.........................................      5.800   10/01/28     1,533,615
  1,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          A2.............................................      7.250   05/01/27     1,687,605
  1,325   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          A3.............................................      7.000   11/01/24     1,408,011
  1,500   Colorado Hsg Fin Auth Single Family Pgm Sr Ser
          C1.............................................      7.550   11/01/27     1,694,340
  3,200   Denver, CO City & Cnty Arpt Rev Ser A..........      8.500   11/15/07     3,548,960
    300   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/00).......................      8.500   11/15/07       336,591
  1,855   Denver, CO City & Cnty Arpt Rev Ser A..........      8.875   11/15/12     2,289,240
  5,145   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01).......................      8.875   11/15/12     5,830,850
  1,750   Denver, CO City & Cnty Arpt Rev Ser B (MBIA
          Insd)..........................................      6.250   11/15/06     1,933,155
  1,000   Denver, CO City & Cnty Arpt Rev Ser B (MBIA
          Insd)..........................................      6.250   11/15/07     1,108,720
  1,005   Greeley, CO Multi-Family Rev AMT Hsg Mtg Creek
          Stone (FHA Gtd)................................      5.950   07/01/28     1,035,321
  1,000   Highlands Ranch Metro Dist No 2 CO Rfdg (FSA
          Insd)..........................................      6.500   06/15/11     1,156,110
                                                                                 ------------
                                                                                   26,961,148
                                                                                 ------------
          CONNECTICUT  1.0%
    860   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A -- Private Placement (d)...........      6.500   09/01/06       952,553
    840   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A -- Private Placement (Escrowed to
          Maturity) (d)..................................      6.500   09/01/06       947,243
  1,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A -- Private Placement (d)...........      6.400   09/01/11     1,103,680
  1,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A -- Private Placement (Prerefunded @
          09/01/07) (d)..................................      6.400   09/01/11     1,134,900
                                                                                 ------------
                                                                                    4,138,376
                                                                                 ------------
          DISTRICT OF COLUMBIA  0.5%
  2,000   Metropolitan Washington, DC Arpt Auth Genl Arpt
          Rev Ser A (FGIC Insd)..........................      7.250   10/01/10     2,155,540
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
(000)     Description                                      Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          FLORIDA  0.8%
$ 3,000   Florida St Brd Edl Cap Outlay Pub Edl Ser A....      5.875%  06/01/16  $  3,165,840
                                                                                 ------------
          GEORGIA  3.3%
  3,027   Fulton Cnty, GA Lease Rev, 144A Private
          Placement (d)..................................      7.250   06/15/10     3,517,882
  2,000   George L Smith II GA World Congress Cntr Auth
          Rev (MBIA Insd) (a)............................      6.000   07/01/09     2,078,980
  7,000   Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)..........................................      6.500   01/01/20     8,199,240
                                                                                 ------------
                                                                                   13,796,102
                                                                                 ------------
          HAWAII  1.3%
  5,000   Hawaii St Arpt Sys Rev Ser 2...................      7.000   07/01/18     5,393,150
                                                                                 ------------
          IDAHO  0.3%
  1,075   Idaho Hsg & Fin Assn Single Family Mortgage
          Mezz Series E 2................................      5.950   07/01/14     1,120,612
                                                                                 ------------
          ILLINOIS  6.2%
  5,000   Chicago, IL O'Hare Intl Arpt Rev Genl Arpt
          Second Lien Ser A Rfdg (MBIA Insd) (b).........      6.375   01/01/12     5,475,900
  6,400   Chicago, IL Sch Fin Auth Ser A (MBIA Insd).....      5.000   06/01/09     6,450,176
    970   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized)................................      7.000   09/01/27     1,076,040
  1,125   Chicago, IL Single Family Mtg Rev Ser B (GNMA
          Collateralized)................................      7.625   09/01/27     1,280,228
  1,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co
          Proj Ser A Rfdg (MBIA Insd)....................      5.400   03/01/28       993,470
  3,285   Illinois Hlth Fac Auth Rev Midwest Physician
          Group Ltd Proj.................................      8.125   11/15/19     3,988,746
  1,000   Illinois Hlth Fac Auth Rev Midwest Physician
          Group Ltd Proj Rfdg............................      5.375   11/15/08       988,500
  1,475   Regional Tran Auth IL Ser A (AMBAC Insd).......      6.500   06/01/15     1,595,271
  1,410   Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
          (FGIC Insd)....................................      6.400   12/01/03     1,546,798
  1,865   Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
          (FGIC Insd)....................................      6.500   12/01/05     2,092,213
                                                                                 ------------
                                                                                   25,487,342
                                                                                 ------------
          INDIANA  1.0%
  1,410   Indiana Univ Rev Student Fee Ser L (a).........      5.000   08/01/15     1,367,094
  2,500   Purdue Univ, IN Univ Rev Student Fee Ser B
          (Prerefunded @ 01/01/05).......................      6.750   07/01/09     2,872,625
                                                                                 ------------
                                                                                    4,239,719
                                                                                 ------------
          IOWA  0.3%
  1,500   Des Moines, IA Aviation Sys Rev Ser B (FSA
          Insd) (a)......................................      5.125   07/01/28     1,425,975
                                                                                 ------------
          KENTUCKY  1.0%
  1,475   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl Arpt Ser A Rfdg (MBIA Insd)............      6.200   03/01/08     1,632,840
  1,000   Kentucky Econ Dev Fin Auth Hosp Sys Rev
          Appalachian Regl Rfdg & Impt...................      5.600   10/01/08     1,022,930
  1,350   Kentucky Hsg Corp Hsg Rev Ser B................      6.250   07/01/28     1,429,677
                                                                                 ------------
                                                                                    4,085,447
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
(000)     Description                                      Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          MAINE  0.9%
$ 2,190   Maine Edl Ln Auth Rev Supplemental Pgm Ser
          A1.............................................      7.000%  12/01/16  $  2,355,564
  1,200   Maine Edl Ln Auth Rev Supplemental Pgm Ser
          A2.............................................      7.150   12/01/16     1,295,400
                                                                                 ------------
                                                                                    3,650,964
                                                                                 ------------
          MARYLAND  1.7%
  3,500   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Rev Single Family Pgm Seventh Ser..........      7.250   04/01/19     3,757,145
  3,005   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Rev Single Family Pgm Seventh Ser..........      7.300   04/01/25     3,217,634
                                                                                 ------------
                                                                                    6,974,779
                                                                                 ------------
          MASSACHUSETTS  1.3%
  2,000   Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser G (Embedded Swap)
          (MBIA Insd) (c)................................  3.10/5.00   07/01/13     1,898,780
  3,000   Plymouth Cnty, MA Ctfs Partn Ser A.............      7.000   04/01/22     3,345,420
                                                                                 ------------
                                                                                    5,244,200
                                                                                 ------------
          MICHIGAN  2.2%
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg.......................................      5.375   10/01/13       989,120
  1,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................      5.500   10/01/18     1,002,470
  2,000   Michigan St Hosp Fin Auth Rev Hosp Genesys Regl
          Med Rfdg (ACA Insd)............................      5.500   10/01/27     1,994,120
  4,500   Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
          Edison Monroe Ser 1 (MBIA Insd)................      6.875   09/01/22     4,928,940
                                                                                 ------------
                                                                                    8,914,650
                                                                                 ------------
          MISSISSIPPI  1.6%
  3,730   Mississippi Home Corp Single Family Rev Mtg Ser
          C (GNMA Collateralized)........................      7.600   06/01/29     4,216,541
  2,000   Mississippi Home Corp Single Family Rev Mtg Ser
          F (GNMA Collateralized)........................      7.600   12/01/27     2,264,520
                                                                                 ------------
                                                                                    6,481,061
                                                                                 ------------
          MISSOURI  1.4%
  1,485   Saint Charles Cnty, MO Indl Dev Auth Indl Rev
          Dev Westchester Vlg Apts Ser A Rfdg............      6.150   02/01/27     1,560,393
    790   Saint Louis Cnty, MO Single Family Mtg Rev
          (MBIA Insd)....................................      6.900   04/01/16       845,537
  3,000   Sikeston, MO Elec Rev Rfdg (MBIA Insd) (b).....      6.200   06/01/10     3,394,890
                                                                                 ------------
                                                                                    5,800,820
                                                                                 ------------
          NEVADA  1.0%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser
          A (FGIC Insd)..................................      6.700   06/01/22     4,324,480
                                                                                 ------------
          NEW HAMPSHIRE  0.5%
  2,000   New Hampshire St Hsg Fin Auth Single Family Rev
          Mtg Acquisition Ser B Rfdg.....................      6.100   07/01/28     2,083,700
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
(000)     Description                                      Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW JERSEY  5.7%
$20,000   New Jersey Econ Dev Auth St Contract Econ Recov
          (MBIA Insd)....................................      5.900%  03/15/21  $ 21,972,400
  1,395   New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).............      7.000   07/01/04     1,575,332
                                                                                 ------------
                                                                                   23,547,732
                                                                                 ------------
          NEW MEXICO  2.1%
    770   Hobbs, NM Single Family Mtg Rev Rfdg...........      8.750   07/01/11       857,249
  5,105   New Mexico Mtg Fin Auth Single Family Mtg Pgm
          Ser G (GNMA Collateralized)....................      7.250   07/01/26     5,447,290
  2,000   University of NM Technology Dev Corp Lease Rev
          Univ Cent Resh Pk Proj Ser A (MBIA Insd).......      6.450   08/15/18     2,214,940
                                                                                 ------------
                                                                                    8,519,479
                                                                                 ------------
          NEW YORK  21.3%
  2,000   Metropolitan Tran Auth NY Commuter Facs Rev
          Contract.......................................      5.500   07/01/14     2,019,280
  2,500   Metropolitan Tran Auth NY Dedicated Tax Fund
          Ser A (FGIC Insd)..............................      4.750   04/01/28     2,280,750
  3,000   Metropolitan Tran Auth NY Svcs Contract Tran
          Fac Ser 5 Rfdg.................................      7.000   07/01/12     3,257,160
  1,440   New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj............................      6.100   01/01/09     1,539,014
  3,000   New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj............................      6.000   01/01/15     3,140,310
  5,000   New York City Muni Wtr Fin Auth Ser B..........      5.750   06/15/29     5,162,350
 10,000   New York City Ser A............................      7.000   08/01/07    11,474,300
  5,000   New York City Ser A Rfdg.......................      7.000   08/01/05     5,653,500
    635   New York City Ser D (b)........................      7.500   02/01/19       700,456
  7,365   New York City Ser D (Prerefunded @ 02/01/02)
          (b)............................................      7.500   02/01/19     8,274,872
  1,000   New York City Transitional Fin Auth Rev Future
          Tax Ser C (a)..................................      4.750   05/01/23       917,810
  1,500   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A..........................................      5.750   08/15/12     1,564,200
  2,070   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser B..........................................      5.750   08/15/10     2,179,545
  6,060   New York St Dorm Auth Rev City Univ Ser F......      5.500   07/01/12     6,116,660
  1,500   New York St Dorm Auth Rev Dept Edl St of NY
          Issue Ser A....................................      5.800   07/01/22     1,535,790
  1,365   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg...........................................      5.250   05/15/09     1,401,227
  5,000   New York St Dorm Auth Rev St Univ Edl Facs.....      5.125   05/15/21     4,826,200
  1,895   New York St Mtg Agy Rev Homeowner Mtg Ser 58...      6.400   04/01/27     2,050,674
  6,400   New York St Thruway Auth Svc Contract Rev Loc
          Hwy & Brdg.....................................      5.750   04/01/09     6,740,800
  3,475   New York St Urban Dev Corp Rev Correctional Cap
          Fac Rfdg.......................................      5.000   01/01/20     3,252,148
  1,100   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 4......................................      5.375   01/01/23     1,078,561
  3,000   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 7......................................      5.700   01/01/27     3,038,010
  3,500   Port Auth NY & NJ Cons 97th Ser (FGIC Insd)....      6.650   01/15/23     3,804,640
  5,400   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)...............      5.750   12/01/22     5,584,464
                                                                                 ------------
                                                                                   87,592,721
                                                                                 ------------
          NORTH CAROLINA  2.9%
 11,000   North Carolina Muni Pwr Agy No 1 Catawba Elec
          Rev (MBIA Insd)................................      6.000   01/01/12    12,136,520
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
(000)     Description                                      Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          OHIO  1.9%
$ 1,000   Akron, OH Ctfs Partn Akron Muni Baseball
          Stadium Proj (c)...............................    0/6.500%  12/01/07  $    894,400
  1,325   Lorain Cnty, OH Hosp Rev Catholic Hlthcare
          Partners Rfdg Ser B (MBIA Insd)................      5.625   09/01/15     1,381,909
  3,000   Lucas Cnty, OH Hosp Rev Promedica Hlthcare
          Oblig (MBIA Insd)..............................      6.000   11/15/07     3,297,030
  1,000   Ohio Hsg Fin Agy Mtg Rev Residential Ser A1
          (GNMA Collateralized)..........................      6.150   03/01/29     1,053,340
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partn Proj Rfdg (AMBAC Insd)...............      6.375   04/01/29     1,078,910
                                                                                 ------------
                                                                                    7,705,589
                                                                                 ------------
          OKLAHOMA  2.2%
  2,000   Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Cent
          Proj Rfdg (Connie Lee Insd)....................      6.125   06/01/05     2,171,860
  3,140   Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Cent
          Proj Rfdg (Connie Lee Insd)....................      6.250   06/01/08     3,475,352
  3,000   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc............................................      7.600   12/01/30     3,279,510
                                                                                 ------------
                                                                                    8,926,722
                                                                                 ------------
          OREGON  0.5%
  2,000   Oregon St Econ Dev Rev Georgia Pacific Corp....      6.350   08/01/25     2,121,200
                                                                                 ------------
          PENNSYLVANIA  6.1%
  2,000   Allegheny Cnty, PA Arpt Rev Rfdg Pittsburgh
          Intl Arpt A (MBIA Insd)........................      5.750   01/01/10     2,128,520
  6,655   Berks Cnty, PA Muni Auth Rev Highlands at
          Wyomissing Proj B..............................      6.875   10/01/17     7,182,209
  8,500   Geisinger Auth PA Hlth Sys Ser A...............      6.400   07/01/22     9,137,330
  1,440   Harrisburg, PA Cap Apprec Rfdg Nts Ser F (AMBAC
          Insd)..........................................          *   03/15/15       589,810
  1,865   Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
          Insd)..........................................          *   09/15/15       743,948
  1,865   Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
          Insd)..........................................          *   03/15/16       723,266
  1,000   Indiana Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Metro Edison Co Proj A (AMBAC Insd)............      5.950   05/01/27     1,049,410
  2,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          60A Rfdg.......................................      5.850   10/01/27     2,573,050
  1,000   Pennsylvania Intergvtl Co-op Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @
          06/15/02)......................................      6.800   06/15/22     1,092,920
                                                                                 ------------
                                                                                   25,220,463
                                                                                 ------------
          SOUTH DAKOTA  0.3%
  1,285   South Dakota St Hlth & Edl Fac Auth Vocational
          Edl Pgm Ser A (AMBAC Insd) (a).................      5.400   08/01/13     1,301,666
                                                                                 ------------
          TEXAS  3.9%
  1,000   Austin, TX Util Sys Rev Rfdg (AMBAC Insd)
          (a)............................................      6.500   11/15/05     1,109,580
  4,500   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev Delta Airls Inc (b)........................      7.000   11/01/01     4,832,955
  2,525   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev Delta Airls Inc............................      7.625   11/01/21     2,789,216
  5,000   Ector Cnty, TX Hosp Dist Hosp Rev Med Cent Hosp
          (Prerefunded @ 04/15/02) (b)...................      7.300   04/15/12     5,613,700
  1,781   Texas Genl Svcs Comm Partn Int Lease Purch
          Ctfs, 144A Private Placement (d)...............      7.250   08/15/11     1,818,475
                                                                                 ------------
                                                                                   16,163,926
                                                                                 ------------

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
(000)     Description                                      Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          UTAH  1.9%
$ 1,500   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd)...............................      5.750%  07/01/19  $  1,566,525
  1,500   Intermountain Pwr Agy UT Rev Ser E Rfdg (FSA
          Insd)..........................................      6.000   07/01/06     1,637,295
  2,020   Utah St Hsg Fin Agy Single Family Mtg Sr Issue
          B3.............................................      7.100   07/01/24     2,131,464
  2,250   Utah St Hsg Fin Agy Single Family Ser C2.......      6.000   07/01/15     2,332,327
                                                                                 ------------
                                                                                    7,667,611
                                                                                 ------------
          VIRGINIA  2.1%
  8,200   Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem
          Hosp Carilion Hlth Sys Ser B Rfdg (MBIA Insd)
          (c)............................................  4.70/6.25   07/01/20     8,529,640
                                                                                 ------------
          WASHINGTON  6.8%
  9,850   Bellevue, WA Convention Cent Comp Int Rfdg
          (MBIA Insd)....................................          *   02/01/25     2,315,440
 10,975   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 1 Rev Ser A Rfdg (MBIA Insd)................      5.700   07/01/17    11,228,522
 10,000   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 1 Rev Ser B Rfdg (MBIA Insd)................      5.600   07/01/15    10,202,500
  2,000   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 2 Rev Ser A Rfdg (AMBAC Insd)...............      6.000   07/01/08     2,186,960
  5,125   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)................          *   07/01/14     2,148,349
                                                                                 ------------
                                                                                   28,081,771
                                                                                 ------------
          WEST VIRGINIA  2.1%
  8,000   Harrison Cnty, WV Cmnty Solid Waste Disp Rev
          West Penn Pwr Co Proj Ser A (b)................      6.875   04/15/22     8,662,480
                                                                                 ------------
          WISCONSIN  1.2%
  1,000   Madison, WI Indl Dev Rev Madison Gas & Elec Co
          Proj Ser A.....................................      6.750   04/01/27     1,069,520
  3,500   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
          Ser C..........................................      6.250   09/01/17     3,698,905
                                                                                 ------------
                                                                                    4,768,425
                                                                                 ------------
          WYOMING  0.4%
  1,495   Wyoming Cmnty Dev Auth Hsg Rev Ser 2...........      6.350   06/01/29     1,584,057
                                                                                 ------------
TOTAL INVESTMENTS  100.7%
  (Cost $379,684,098)..........................................................   414,326,328
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)..................................    (3,047,719)
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $411,278,609
                                                                                  -----------

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $379,684,098).......................  $414,326,328
Receivables:
  Interest..................................................     6,774,935
  Investments Sold..........................................     1,978,485
Other.......................................................         6,726
                                                              ------------
      Total Assets..........................................   423,086,474
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     8,152,750
  Custodian Bank............................................     2,691,413
  Income Distributions--Common and Preferred Shares.........       371,310
  Investment Advisory Fee...................................       221,434
  Administrative Fee........................................        68,133
  Affiliates................................................        15,323
Accrued Expenses............................................       203,619
Trustees' Deferred Compensation and Retirement Plans........        83,883
                                                              ------------
      Total Liabilities.....................................    11,807,865
                                                              ------------
NET ASSETS..................................................  $411,278,609
                                                              ============
NET ASSETS CONSIST OF:

Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $50,000 per share)........................................  $150,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 15,352,891 shares issued and
  outstanding)..............................................       153,529
Paid in Surplus.............................................   226,719,758
Net Unrealized Appreciation.................................    34,642,230
Accumulated Undistributed Net Investment Income.............     1,360,882
Accumulated Net Realized Loss...............................    (1,597,790)
                                                              ------------
      Net Assets Applicable to Common Shares................   261,278,609
                                                              ------------
NET ASSETS..................................................  $411,278,609
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($261,278,609 divided
  by 15,352,891 shares outstanding).........................  $      17.02
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $11,727,019
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,337,783
Administrative Fee..........................................      411,625
Preferred Share Maintenance.................................      193,483
Custody.....................................................       15,027
Trustees' Fees and Expenses.................................       13,781
Legal.......................................................        7,743
Other.......................................................      117,041
                                                              -----------
    Total Expenses..........................................    2,096,483
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,630,536
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   833,989
  Futures...................................................     (489,921)
                                                              -----------
Net Realized Gain...........................................      344,068
                                                              -----------
Unrealized Appreciation/Depreciation:
Beginning of the Period.....................................   34,074,139
End of the Period...........................................   34,642,230
                                                              -----------
Net Unrealized Appreciation During the Period...............      568,091
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   912,159
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $10,542,695
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1998 and
                  the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1998    October 31, 1997
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................   $  9,630,536       $ 19,243,057
Net Realized Gain/Loss..................................        344,068           (571,232)
Net Unrealized Appreciation During the Period...........        568,091         13,312,439
                                                           ------------       ------------
Change in Net Assets from Operations....................     10,542,695         31,984,264
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (6,908,527)       (13,817,017)
  Preferred Shares......................................     (2,668,165)        (5,359,157)
                                                           ------------       ------------
Total Distributions.....................................     (9,576,692)       (19,176,174)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....        966,003         12,808,090
NET ASSETS:
Beginning of the Period.................................    410,312,606        397,504,516
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,360,882 and $1,307,038,
  respectively).........................................   $411,278,609       $410,312,606
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                April 24, 1992
                              Six Months                                                         (Commencement
                                Ended                   Year Ended October 31                    of Investment
                              April 30,    ------------------------------------------------     Operations) to
                                 1998        1997        1996      1995      1994      1993   October 31, 1992
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period
 (a)........................   $ 16.955    $ 16.121   $15.846   $14.389   $17.297   $14.990       $14.771
                               --------    --------   -------   -------   -------   -------       -------
 Net Investment Income......       .627       1.253     1.271     1.275     1.303     1.354          .611
 Net Realized and Unrealized
   Gain/Loss................       .060        .830      .266     1.584    (2.918)    2.332          .083
                               --------    --------   -------   -------   -------   -------       -------
Total from Investment
 Operations.................       .687       2.083     1.537     2.859    (1.615)    3.686          .694
                               --------    --------   -------   -------   -------   -------       -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders...........       .450        .900      .906     1.012     1.020     1.020          .340
   Common Share Equivalent
     of Distributions Paid
     to Preferred
     Shareholders...........       .174        .349      .356      .390      .273      .282          .135
 Distributions from Net
   Realized Gains:
   Paid to Common
     Shareholders...........        -0-         -0-       -0-       -0-       -0-      .057           -0-
   Common Share Equivalent
     of Distributions Paid
     to Preferred
     Shareholders...........        -0-         -0-       -0-       -0-       -0-      .020           -0-
                               --------    --------   -------   -------   -------   -------       -------
Total Distributions.........       .624       1.249     1.262     1.402     1.293     1.379          .475
                               --------    --------   -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period.....................   $ 17.018    $ 16.955   $16.121   $15.846   $14.389   $17.297       $14.990
                              =========    ========   =======   =======   =======   =======   ===========
Market Price Per Share at
 End of the Period..........   $ 15.625    $15.0625   $13.750   $13.625   $13.000   $16.375       $14.500
Total Investment Return at
 Market Price (b)...........     6.73%*      16.54%     7.72%    12.70%   (14.96%)   20.85%        (1.16%)*
Total Return at Net Asset
 Value (c)..................     3.00%*      11.11%     7.61%    17.74%   (11.30%)   23.17%         2.10%*
Net Assets at End of the
 Period (In millions).......   $  411.3    $  410.3   $ 397.5   $ 393.3   $ 370.9   $ 415.6       $ 380.1
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**............      1.59%       1.64%     1.66%     1.75%     1.69%     1.62%         1.54%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to Common
 Shares (d).................      5.30%       5.51%     5.73%     5.87%     6.43%     6.51%         5.82%
Portfolio Turnover..........       14%*         49%       85%       70%       76%       52%           53%*
*Non-Annualized
**Ratio of Expenses to
 Average Net Assets
 Including Preferred
 Shares.....................      1.02%       1.03%     1.03%     1.06%     1.05%     1.02%         1.04%

(a) Net Asset Value at April 24, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Opportunity Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $2,421,194 which will expire between October 31, 2003 and October 31, 2005. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of gains or losses recognized for tax purposes on open futures positions at October 31, 1997.

    At April 30, 1998, for federal income tax purposes, cost of long-term investments is $379,684,098; the aggregate gross unrealized appreciation is $34,870,327 and the aggregate gross unrealized depreciation is $228,097 resulting in net unrealized appreciation of $34,642,230.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $4,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $38,500 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $58,869,486 and $67,081,392, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index, and typically closes the contracts prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended April 30, 1998, were as follows:

                                                           CONTRACTS
--------------------------------------------------------------------
Outstanding at October 31, 1997..........................      150
Futures Opened...........................................      -0-
Futures Closed...........................................     (150)
                                                            ------
Outstanding at April 30, 1998............................      -0-
                                                            ======

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. Their price may be more volatile than the price of a comparable fixed rate security.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES
The Trust has outstanding 3,000 Auction Preferred Shares ("APS") in two series of 1,500 shares each. Dividends are cumulative and the dividend rate on each series is currently reset every 28 days through an auction process. The average rate in effect on April 30, 1998 was 3.665%. During the six months ended April 30, 1998, the rates ranged from 3.400% to 3.900%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value

International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income

Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income

Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

            VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.
(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.